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Innovations
1998 annual report


From the chairman

If you're an experienced investor, you know that the past 12 months was a highly volatile period in many financial markets. But history tells us that substantial market moves are nothing new. Though they're often unpredictable, declines - whether they're brief or long-lasting, moderate or substantial - are always a possibility.

That potential for such volatility reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

From the portfolio manager

A major, late-period downturn in the U.S. stock market, especially for technology-related stocks, eroded much of IDS Innovation Fund's gain for the past fiscal year. Still, the Fund did produce a gain of 2.7% for the period, which ran from November 1997 through October 1998.

The stock market was on shaky ground when the period began last fall, as investors worried that a financial meltdown in many Asian markets would hurt the earnings potential of American companies. Of particular concern was the technology sector, for which Asia is a major market. As a result, the Fund could manage only a slight advance through January.

The situation changed dramatically at that point. Buoyed by ongoing reports of low inflation and still-strong corporate earnings, the stock market mounted a two-month surge that was led largely by technology stocks. Naturally, the Fund greatly benefited from the trend, which pushed the Fund's return well into double digits by spring.

"Asian flu" spreads

The rally slowed down, then petered out in mid-summer, by which time the worries about Asia's future had spread to Russia and Latin America. Again, the stock market reacted with characteristic volatility, falling nearly 20% by the end of August. To the Fund's detriment, technology stocks were especially hard hit. The fiscal year did end on a positive note, however, as the market and the Fund rebounded strongly during October.

I made only minor changes to the portfolio during the period - essentially trimming some stocks that had experienced substantial run-ups in price and replacing them with stocks that appeared to have greater potential for gain. Among the biggest winners for the 12 months were Internet-related issues, some of which made spectacular advances during the fall. Overall, I took an aggressive investment approach by keeping cash reserves quite low. While this makes the Fund's performance more volatile, I believe it allows for greater long-term appreciation potential.

I expect the volatility to continue during the current fiscal year, but I think the ups should ultimately outweigh the downs. Therefore, I continue to keep the Fund fully invested in what I believe are the most promising stocks in the technology sector.

Louis Giglio


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The Fund's Long-term Performance

How $10,000 has grown in IDS Innovations Fund


$20,000

                               Standard & Poor's
                               500 Stock Index

                                            Lipper Science &
                                       Technology Fund Index



                                                                         $10,279
$10,000                                                              Innovations
                                                                    Fund Class A
$9,500

12/1/96    1/97    4/97     7/97     10/97      1/98     4/98     7/98     10/98

Average annual total return (as of Oct. 31, 1998)

                             1 year           Since inception*

Class A                      -2.52%           +1.44%
Class B                      -2.09%           +1.33%
Class Y                      +2.68%           +4.09%

*Inception date was Nov. 13, 1996.

Assumes: Holding period from 12/1/96 to 10/31/98. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund, with a value of $0. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited unmanaged performance indexes, the Standard & Poor's 500 Stock Index (S&P 500) Index and the Lipper Science & Technology Funds Index. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Science & Technology Funds Index, published by Lipper Analytical Services, Inc., includes 10 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

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The financial statements contained in Post-Effective Amendment #31 to
Registration Statement No. 33-25824 filed on or about December 24, 1998, are incorporated herein by reference.